UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 1997
                                  (June 25, 1997)




                              RECYCLING INDUSTRIES, INC.
                       ----------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    COLORADO                       0-20179                     84-1103445
----------------                  ---------                   ------------
(STATE OR OTHER                  (COMMISSION            (I.R.S. EMPLOYER
 JURISDICTION                     FILE NUMBER)            IDENTIFICATION NO.)
 OF INCORPORATION)




                      384 Inverness Drive South, Suite 211
                          Englewood, Colorado                          80112
                 -------------------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


          Registrant's telephone number, including area code: (303) 790-7372



                                NOT APPLICABLE
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 25, 1997, Recycling Industries of South Carolina, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the assets and the business of Addlestone International Corporation, ("AIC"), a privately held metals recycler with operations in Georgetown, South Carolina. AIC's markets are steel mills and foundries in the Southeast.

     The assets acquired from AIC consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from AIC certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for AIC was $6 million and was financed with the proceeds from a $7 million convertible note provided by Siena Capital
Partners, L.P., an affiliate of the California based investment banking firm, Dabney/Resnick/Imperial L.L.C. The note is due on June 23, 1998, and bears interest at prime rate plus four percent per annum until December 20, 1997 and thereafter will increase by one percent per annum every month. If not paid on or before its maturity, the note is convertible into common stock of the
Registrant at the then market price.   The purchase price was determined
through arms'length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of AIC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     1. Audited financial statements of Addlestone International Corporation, incorporated by reference to Registrant's Form 8-K/A as filed on June 20, 1997.

(b) PRO-FORMA FINANCIAL INFORMATION.

    1. Pro forma consolidated financial statements for Recycling Industries, Inc., incorporated by reference to Registrant's Form 8-K/A as filed on June 20, 1997.

(c) Exhibit
     Number   Description
    --------  -----------

     10       Agreements related to the acquisition of Addlestone International
              Corporation:

     10.1 Asset Purchase Agreement dated April 8, 1997 by and among Recycling Industries of South Carolina, Inc., Recycling Industries, Inc., Addlestone International Corporation and Nathan Addlestone filed herewith.

     10.2 First Amendment to the Asset Purchase Agreement dated June 24, 1997 by and among Recycling Industries of South Carolina, Inc., Recycling Industries, Inc., Addlestone International Corporation and Nathan Addlestone filed herewith.

     10.3 Site Maintenance and Indemnification Agreement dated June 24, 1997 by and among Recycling Industries of South Carolina, Inc., Recycling Industries, Inc., Addlestone International Corporation and Nathan Addlestone filed herewith.





                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RECYCLING INDUSTRIES, INC.



Date: July 10, 1997                          By /s/ Thomas J. Wiens
                                            ------------------------------------
                                            Thomas J. Wiens, Chairman and CEO